                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission
    Only (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Sect ion 240.14a-12

                      THE SPAIN FUND, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)
----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-6(
i)(1) and 0-11.

              (1)  Title of each class of securities to which tra
nsaction applies:
----------------------------------------------------------------
              (2)  Aggregate number of securities to which transa
ction applies:
----------------------------------------------------------------
              (3) Per unit price or other underlying value of tr ansaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
              (4)  Proposed maximum aggregate value of transactio
n:
----------------------------------------------------------------
              (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

LOGO                                        The Spain Fund, Inc.
--------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800)221-5672
--------------------------------------------------------------

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       September 13, 2001

To the Stockholders of The Spain Fund, Inc.:

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Spain Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, September 13, 2001 at 11:00 a.m., for the following purposes, which are more fully described in the accompanying Proxy Statement dated August 1, 2001:

         1. To elect five Directors of the Fund, each to hold office for a term of one year or three years, as the case may be, and until his or her successor is duly elected and qualifies; and

         2. To transact such other business as may properly come before the Meeting.

         The Board of Directors has fixed the close of business on July 13, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

         The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card.

                        By Order of the Board of Directors,

                        Edmund P. Bergan, Jr.
                        Secretary

New York, New York
August 1, 2001
-----------------------------------------------------------------
                           YOUR VOTE IS IMPORTANT

         Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save any additional expense of further solicitation, please mail your proxy promptly.
-----------------------------------------------------------------

This registered service mark used under license from the owner, Alliance Capital Management L.P.

                        PROXY STATEMENT

                      THE SPAIN FUND, INC.

                  1345 Avenue of the Americas
                    New York, New York 10105

                         --------------

                 ANNUAL MEETING OF STOCKHOLDERS

                       September 13, 2001

                         --------------

                          INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Spain Fund, Inc., a Maryland corporation ("the Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, September 13, 2001 at 11:00 a.m. The Notice of Meeting, this Proxy Statement and the accompanying Proxy Card are being mailed to stockholders on or about August 1, 2001.

         The Board of Directors has fixed the close of business on July 13, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Fund as of the Record Date consisted of 8,571,705 shares of common stock, each share being entitled to one vote. All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies solicited on behalf of the Board of Directors will be voted for the election of five Directors (Proposal One). Any stockholder may revoke his or her proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

         Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention"). The shares represented by abstentions will be considered present for purposes of determining the existence of a quorum for the transaction of business. However, with respect to Proposal One, which is a matter to be determined by a plurality of the votes cast on such matter, abstentions, not being votes cast, will not have any effect on the outcome of the Proposal. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies.

         A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on Proposal One are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board of Directors on Proposal One will be voted against adjournment as to that proposal.

         The Fund will bear the cost of this Proxy Statement.
The Fund has engaged Georgeson Shareholder Communications Inc., 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meeting. Georgeson Shareholder Communications Inc. will receive a fee of $4,000 for its services plus reimbursement of out-of-pocket expenses.

                          PROPOSAL ONE

                      ELECTION OF DIRECTORS

         At the Meeting, five Directors will be elected, each to serve for a term of one year or three years, as the case may be, and until his or her successor is duly elected and qualifies.
The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy card to nominate and vote in favor of election of the nominees listed below.

         Pursuant to the Charter and Amended and Restated Bylaws of the Fund, the Board of Directors is divided into three classes. The terms of the directors of Class Three will expire as of the Meeting and when their successors are duly elected and qualify, the terms of the directors of Class One will expire as of the annual meeting of stockholders for the year 2002 and when their successors are duly elected and qualify, and the terms of the directors of Class Two will expire as of the annual meeting of stockholders for the year 2003 and when their successors are duly elected and qualify. Upon expiration of the terms of office of the members of a class as set forth above, the terms of their successors in that class will continue until the third annual meeting of stockholders following their election and until their successors are duly elected and qualify. Messrs. Luis J. Bastida, Angel Corcostegui and Ignacio Gomez-Acebo and Dr. Reba White Williams are currently the directors constituting Class One; Messrs. Carlos Delclaux Zulueta and Enrique L. Fevre and H.R.H. Pilar de Borbon y Borbon, Duchess of Badajoz are currently the directors constituting Class Two; and Messrs. Dave H. Williams, Francisco Gomez Roldan and Juan Manuel Sainz de Vicuna and Ms. Inmaculada de Habsburgo-Lorena are currently the directors constituting Class Three.

         Under this classified Board structure, only those Directors in a single class may be replaced in any one year. It would require two years to replace a majority of the Board of Directors, although Maryland law provides that stockholders may remove Directors on a classified board for cause, even if they are not then standing for reelection and, under regulations of the Securities and Exchange Commission (the "Commission"), appropriate stockholder proposals may be included in the Fund's annual proxy statement. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, has the effect of maintaining the continuity of the Board of Directors.

         The Board of Directors has nominated each of Dave H. Williams, Inmaculada de Habsburgo-Lorena, Francisco Gomez Roldan and Juan Manuel Sainz de Vicuna for election as a Director in Class Three and Luis J. Bastida for election as a Director in Class One. At the Meeting, each of the Class Three nominees is to be elected to serve for a term of three years and until his or her successor is duly elected and qualifies. Mr. Bastida is to be elected to serve for a term of one year and until his successor is duly elected and qualifies. Each of the five nominees has consented to serve as a Director. The Board of Directors knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

         The Fund's Bylaws require, among other things, that to be eligible thereafter for nomination as a Director, an individual must have either (i) a substantial Spanish connection of a type specified, or (ii) be, or previously have been, connected in a specified manner with the investment adviser or subadviser (or any of their affiliates). The Nominating Committee of the Board of Directors determines whether an individual so qualifies and has determined that each of the five nominees named above satisfies the Bylaw requirements.

         Although the Fund is a Maryland corporation, certain of the Fund's Directors and officers are residents of Spain or the United Kingdom, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service upon such Directors or officers within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Spain or in the United Kingdom of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. Also, it is unclear if extradition treaties now in effect between the United States and each of Spain or the United Kingdom would subject Directors and officers residing in those countries to effective enforcement of the criminal penalties of the federal securities laws.

         Certain information concerning the Fund's Directors, including the nominees for election as Directors, is set forth below. Mr. Dave H. Williams and Dr. Reba W. Williams are each a director or trustee of other investment companies sponsored by Alliance Capital Management L.P., the Fund's investment adviser and administrator ("Alliance" or the "Adviser"). Mr. Williams and Dr. Williams are husband and wife.

                                                                Number of
                                                                shares
Name, age, positions and offices                                beneficially
with the Fund, principal                                        owned
occupations during the past        Year First    Year term      indirectly
five years and other               Became A      as Director    as of
Directorships                      Director      will Expire    July 13, 2001
----------------------------       ----------    -----------    --------------

*+  Dave H. Williams, Chairman
and President, 68. Chairman
Emeritus of the Board, and until
1999 Chief Executive Officer, of
Alliance Capital Management
Corporation, the general partner
of Alliance, ("ACMC"); Chairman
of White Williams Private Equity
Partners GmbH; Formerly Director
of AXA Financial, Inc. and The
Equitable Life Assurance Society
of the United States.               1988         2004++          3,514
                                                 (Class Three)

***  Luis J. Bastida, Director,
55. Chairman of Banco Bilbao de
Vizcaya Argentaria ("BBVA") since
January 2001.  Prior thereto,
Head of BBVA Private Banking
Asset Management and Securities
Services from January 2000 to
January 2001; and Chief Financial
Officer of BBV Banking from July
1996 to December 1999.              2000         2002++              0
                                                 (Class One)

**+  H.R.H. Pilar de Borbon y
Borbon, Duchess of Badajoz,
Director, 65. Director of
Cartier, France; member of the
Advisory Board of Sotheby's
Holdings Inc. and the Board of
Plus Ultra (insurance company);
Chairman of International
Equestrian Federation; and member
of the International Olympic
Committee                           1991         2003              890
                                                 (Class Two)

**+  Angel Corcostegui, Director,
49. Chief Executive Officer and
Vice Chairman of Banco Santander
Central Hispano S.A.; formerly

Chief Executive Officer of Banco
Central Hispanoamericano; Vice
Chairman of Compania Espanola
Petroleo; and member of the
International Board of The
Wharton School of the University
of Pennsylvania                     1992         2002            1,902
                                                 (Class One)

***   Carlos Delclaux Zulueta,
Director, 44. General Manager of
BBVA and responsible for Private
Banking in BBVA Group               1994         2003              915
                                                 (Class Two)

*   Enrique L. Fevre, Director,
57. Senior Vice President Latin
America and Director of AXA; Vice
President of AXA Aurora, SA;
Managing Director of AXA Gestion
de Seguros y Reaseguros S.A.;
President of Espacio Gestion
Espana, S.A.; Director of Ahorro
Familiar, S.A.; formerly Finance
Director of Peugeot Talbot
Espana, S.A., Director of
Barcelona de Automocion; and
Managing Director of PSA Credit
S.A. and PSA Leasing Espana, S.A.   1991         2003              793
                                                 (Class Two)

*+  Ignacio Gomez-Acebo,
Director, 70 Senior Partner of
Gomez-Acebo & Pombo; Chairman of
the Board of Clarke, Modet & Co.
and Peugeot Leasing & COFIC; and
member of the Board of AXA          1995         2002              770
                                                 (Class One)

____________
* "Interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund because of an affiliation with Alliance.
**    Member of the Audit Committee.
*** "Interested person," as defined in the Act, of the Fund because of an affiliation with BBVA Privanza Banco, S.A., the Fund's sub-adviser ("Privanza").
+     Member of the Nominating Committee.
++    If re-elected at the Meeting.

                                                                Number of
                                                                shares
Name, age ,positions and offices                                beneficially
with the Fund, principal                                        owned
occupations during the past        Year First    Year term      indirectly
five years and other               Became A      as Director    as of
Directorships                      Director      will Expire    July 13, 2001
__________________________         _________     __________     _____________

**+  Inmaculada de Habsburgo-
Lorena, Director, 56. President
of The Spanish Institute; Trustee
of Samuel H. Kress Foundation;
Founder and Trustee of the King
Juan Carlos International Center
of New York University
Foundation; and member of the
Board of World Monuments Fund
Espana                              1988         2004++            840
                                                 (Class Three)

**+ Francisco Gomez Roldan,
Director, 48. Chief Executive
Officer of Argentaria, Caja
Postal y Banco Hipotecario;
formerly Deputy General Manager
of Banco Bilbao-Vizcaya, S.A.,
the parent of Privanza; General
Manager of BBV Interactivos,
S.A.; and General Manager of
Banca Catalana, S.A.                1989         2004++              0
                                                 (Class Three)

**+  Juan Manuel Sainz de Vicuna,
Director, 75. Honorary Chairman
of Coca-Cola Espana; President of
the Fundacion Coca-Cola Espana,
Director of Rendelsur (Coca-Cola
franchise Southern Spain); member
of the Fundacion de Amigos de
Museo del Prado, the Board of
World Monuments Fund Espana,
Notre Dame University Joan B.
Kroc Institute for International
Peace Studies and the Patronato
of Universidad Pontificia de
Salamanca.                          1988         2004++          1,000
                                                 (Class Three)

Dr. Reba W. Williams, Director,
65. Vice Chairman of White
Williams Private Equity Partners
Gmbh.; Formerly Director of
Special Projects of ACMC; art
historian and writer; formerly
Vice President and security
analyst for Mitchell Hutchins,
Inc. and an analyst for McKinsey
& Company, Inc.                     1990         2002           10,073
                                                 (Class One)
_____________
* "Interested person," as defined in the 1940 Act, of the Fund because of affiliation with Alliance.
**  Member of the Audit Committee.
+   Member of the Nominating Committee.
++  If re-elected at the Meeting.

         It is the policy of the Boards of Directors of all registered investment companies to which the Adviser provides investment advisory services, including the Fund, (collectively, the "Alliance Fund Complex") that each Director will invest specified minimum amounts, including, for Directors of the Fund, a total of at least $10,000 in shares of the Fund.

         During the fiscal year ended November 30, 2000, the Board of Directors met five times, the Audit Committee met twice and the Nominating Committee met twice. Both the Audit Committee and the Nominating Committee are standing committees of the Board. Dr. Reba F. Williams and Mr. Carlos Delclaux Zuluetta attended fewer than 75% of the meetings of the Board of Directors, and Mr. Ignacio Gomez-Acebo attended fewer than 75% of the meetings of the Board of Directors and the Nominating Committee. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors and is responsible for determining whether all candidates for election as Directors satisfy the qualifications prescribed by the Fund's Amended and Restated Bylaws, which all candidates must meet. While the Nominating Committee determines whether a stockholder-nominated candidate as a Director satisfies the qualifications prescribed by the Amended and Restated By-laws, the Nominating Committee does not consider for nomination candidates recommended by stockholders. The Audit Committee of the Board of Directors will normally meet three times during each full fiscal year with representatives of the independent accountants to discuss and review various matters as contemplated by the Audit Committee Charter attached as Exhibit
A.  The Fund does not have a Compensation Committee.

         In accordance with the listing standards of the New York
Stock Exchange, Inc., the members of the Audit Committee are independent as defined in Section 303.01(B)(2)(a) and (3) of the Exchange's listing standards.

         The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered interested persons of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 2000, the aggregate compensation paid to each of the Directors during the fiscal year 2000 by all of the investment companies in the Alliance Fund Complex and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                         Total             Total Number of         Total Number of
                                                   Compensation from    Investment Companies    Investment Portfolios
                                Aggregate          the Alliance Fund    in the Alliance Fund    in the Alliance Fund
                            Compensation from     Complex, including     Complex, including      Complex, including
                           the Fund during the   the Fund, during the   the Fund, as to which   the Fund, as to which
Name of Director            Fiscal Year ended      Fiscal Year ended      the Director is a       the Director is a
of the Fund                 November 30, 2000      November 30, 2000     Director or Trustee     Director or Trustee
----------------           -------------------   --------------------   ---------------------   ---------------------
Dave H. Williams..........              $0                     $0               3                        3
Luis J. Bastida...........              $0                     $0               1                        1
H.R.H. Pilar de Borbon y..
  Borbon..................              $0                     $0               1                        1
Angel Corcostegui.........         $10,500                $10,500               1                        1
Carlos Delclaux Zulueta...         $10,500                $10,500               1                        1
Enrique L. Fevre..........         $10,000                $10,000               1                        1
Ignacio Gomez-Acebo.......          $9,000                 $9,000               1                        1
Inmaculada de Habsburgo-
  Lorena..................         $10,500                $10,500               1                        1
Francisco Gomez Roldan....         $10,000                $10,000               1                        1
Juan Manuel Sainz
  de Vicuna...............         $10,500                $10,500               1                        1
Dr. Reba White Williams...              $0                     $0               3                        3

         As of the Record Date, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

Audit Committee Report

         The Fund's Board of Directors has adopted a written charter for the Fund's Audit Committee. The purposes of the Fund's Audit Committee are set forth in the Fund's Audit Committee Charter, a form of which is included as Exhibit A. The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

         In the performance of its oversight function, the Audit Committee of the Fund has considered and discussed the audited financial statements with management and the independent accountants. The Audit Committee of the Fund has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee of the Fund also considered whether the provision by the Fund's independent accountants of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent accountants' independence. Finally, the Audit Committee of the Fund has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent accountants the independent accountants' independence.

         The members of the Fund's Audit Committee are not professionally engaged in the practice of accounting and are not experts in the fields of accounting, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audits of the Fund's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's accountants are in fact "independent".

         Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee of the Fund referred to above and in the Audit Committee Charter, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's annual report to stockholders for the most recent fiscal period.

Submitted by the Audit Committee of the Board of Directors

H.R.H. Pilar de Borbon y Borbon        Francisco Gomez Roldan
Angel Corcostegui                      Juan Manuel Sainz deVicuna
Inmaculada de Habsburgo-Lorena

Independent Accountants

         The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined by the 1940 Act, at a meeting held on November 3, 2000, selected PricewaterhouseCoopers LLP, independent accountants, to audit the Fund's accounts for the fiscal year ending November 30, 2001. PricewaterhouseCoopers LLP has audited the Fund's accounts since the Fund's commencement of operations and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking stockholder ratification of the selection of PricewaterhouseCoopers LLP as independent auditors.

Independent Accountants' Fees

         The following table sets forth the aggregate fees billed by the independent accountants for the Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders; (ii) financial information systems design and implementation services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund; and (iii) all other services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund.


                    Financial Information
                     Systems Design and
Audit Fees          Implementation Fees*      All Other Fees*
----------          ---------------------     ---------------

$70,000                      N/A                $1,864,802

_____________________
*Substantially all of the fees reflected are comprised of amounts billed to the Adviser and its affiliates.

         Your Board of Directors recommends that the stockholders vote FOR the election of the foregoing nominees to serve as Directors of the Fund.

                  INFORMATION AS TO THE FUND'S
             PRINCIPAL OFFICERS, INVESTMENT ADVISER,
                 SUB-ADVISER AND ADMINISTRATOR

         The principal officers of the Fund and their principal occupations during the past five years are set forth below. Each of the officers listed below serves as an officer of one or more of the other registered investment companies sponsored by Alliance.

         Dave H. Williams, Chairman and President (see page 4 for biographical information).

         Mark H. Breedon, Vice President, 48, a Vice President of
ACMC since prior to 1996; Director and a Senior Vice President of Alliance Capital Limited ("ACL") since prior to 1996.

         Russell Brody, Vice President, 34, a Vice President and
Head Trader of the London desk of ACL, with which he has been associated since July 1997; prior thereto, he was Head of European Equity Dealing with Lombard Odier et Cie, London office, since prior to 1996.

         Cristina Fernandez-Alepuz, Vice President, 31, an
Assistant Vice President of ACMC, with which she has been associated since prior to 1996.

         Mark D. Gersten, Treasurer and Chief Financial Officer,
50, a Senior Vice President of Alliance Global Investor Services,
Inc. ("AGIS"), with which he has been associated since prior to 1996.

         Edmund P. Bergan, Jr., Secretary, 51, a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. and AGIS, with which he has been associated since prior to 1996.

         Vincent S. Noto, Controller, 36, a Vice President of
AGIS, with which he has been associated since prior to 1996.

         The address of Messrs. Williams and Bergan is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Messrs. Breedon and Brody and Ms. Fernandez-Alepuz is c/o Alliance Capital Management International, 53 Stratton Street, London, W1X 6JJ. The address of Messrs. Gersten and Noto is c/o Alliance Global Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094.

         The Fund's investment adviser and administrator is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The Fund's sub-adviser is BBVA Privanza Banco, S.A., with principal offices at 17 Padilla, Madrid, Spain 28006.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 30(h) of the 1940 Act and the rules under
Section 16 of the Securities Exchange Act of 1934, as amended, require that the Directors and officers of the Fund and the Directors of ACMC, among others, file with the Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Fund. During the fiscal year ended November 30, 2000, all such reports were timely filed.

                         OTHER MATTERS

         Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. Therefore, the only other matters that may properly come before the Meeting in accordance with the Amended and Restated Bylaws are those presented by or at the direction of the Board of Directors. If any such matter were properly to come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons holding the proxies.

         According to information filed with the Commission, as of February 15, 2001, the following persons were the beneficial owners of more than 5% of the Fund's outstanding common stock as of the Record Date.

                                                                Percent of
                                                               Common Stock
                                                              Based on Shares
Name and Address                             Amount of       Outstanding as of
of Beneficial Owner                    Beneficial Ownership   the Record Date
-------------------                    --------------------  -----------------
Banco Bilbao-Vizcaya, S.A.
Plaza de San Nicholas 4
48005 Bilbao, Spain...................   1,500,000 shares         17.52%

Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10020..............    841,500 shares           8.39%

              SUBMISSION OF PROPOSALS FOR THE NEXT
                 ANNUAL MEETING OF STOCKHOLDERS

         Proposals of stockholders intended for inclusion in the Fund's proxy statement and form of proxy relating to the annual meeting of stockholders of the Fund for 2002 (the "2002 Annual Meeting") must be received by the Fund by April 3, 2002. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with the Fund's Amended and Restated Bylaws. If not received by the Fund by April 3, 2002 and includable in the Fund's proxy statement and form of proxy relating to the next annual meeting of stockholders of the Fund, for a stockholder proposal to be presented at that meeting, in accordance with the Fund's Amended and Restated Bylaws, the proposal must be delivered by a stockholder of record to the Secretary of the Fund after May 16, 2002 and before the close of business on June 17, 2002.

         The persons named as proxies for the 2002 Annual Meeting will with respect to proxies in effect at that meeting have discretionary authority to vote on any matter presented for action at that meeting unless the Fund receives notice of the matter by June 17, 2002 (the date specified by an advance notice provision in the Fund's Amended and Restated Bylaws). If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.

                    REPORTS TO STOCKHOLDERS

         The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at (800) 227-4618 or contact Christina Santiago at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                        By Order of the Board of Directors,

                        Edmund P. Bergan, Jr.
                        Secretary


August 1, 2001
New York, New York

                                                        EXHIBIT A


                     AUDIT COMMITTEE CHARTER
                               For
     Registered Investment Companies in the Alliance Complex

I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Company or any investment adviser, sub-adviser, administrator, sub-administrator, custodian, principal underwriter or transfer agent that may interfere with the exercise of his or her independence from management and the Company and, with respect to his or her relationship to the Company, may otherwise satisfy any applicable membership requirements of stock exchange or Nasdaq rules, as such requirements are interpreted by the Board of Directors in its business judgment.*


_____________________
* The New York Stock Exchange's rules require that the Audit Committee members have no relationship with the Company that may interfere with their independence. More specifically, the standards restrict the eligibility of people with certain relationships from membership on the Audit Committee. Notably, a director who is an employee, including an executive officer, of the Company or any of its affiliates may not serve on the Audit Committee until three years after termination of the employment, and a director who is a partner, controlling shareholder, or executive officer of an entity that has a business relationship with the Company may not serve on the Audit Committee unless the Board of Directors of the Company determines that such relationship will not interfere with the director's independence.

      The New York Stock Exchange rules also require that (i) each Audit Committee member be financially literate and
      (ii) at least one member of the Audit Committee have accounting or related financial management expertise. Each of these qualifications is subject to the interpretation of the Company's Board of Directors in its business judgment. The Company is required to regularly provide certifications to the New York Stock Exchange regarding its compliance with the Audit Committee rules.

      The SEC's proxy rules require closed-end investment companies listed on the NYSE or AMEX, or quoted on Nasdaq, to disclose in their proxy statements relating to the election of directors whether the committee members are independent under the applicable stock exchange or Nasdaq rules, and, if not independent, the nature of the relationship and the reasons the board appointed the non-independent director.

II.   Purpose of the Audit Committee:  The purposes of the Audit
      Committee are to assist the Board of Directors:

      1. in its oversight of the Company's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Company;

      2. in its oversight of the Company's financial statements and the independent audit thereof;

      3. in selecting (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the independent accountants;
           and

      4. in evaluating the independence of the independent accountants.

      The function of the Audit Committee is oversight. The management of the Company, including contractually obligated service providers, are responsible for the preparation, presentation and integrity of the Company's financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and related controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out a proper audit. In fulfilling their responsibilities hereunder, it is recognized that the members of the Audit Committee are not full-time employees of the Company, and the members of the Audit Committee are neither acting as, nor do they represent themselves to be acting as, accountants, auditors or experts in the fields of accounting or auditing. As such, in fulfilling their oversight duties under this Charter, it is neither the duty nor the responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that provide information to the Audit Committee and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

      The independent accountants for the Company are ultimately accountable to the Board of Directors and the Audit Committee. The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

      The Audit Committee shall also be responsible for ensuring that the independent accountants submit to the Company annually a formal written statement delineating all relationships between the independent accountants and the Company ("Statement as to Independence"), addressing at least the matters set forth in Independence Standards Board Standard No. 1. The Statement as to Independence shall also identify any audit, tax or consulting services to the Company's investment adviser, sub-adviser, administrator, sub-administrator, custodian, principal underwriter or transfer agent or other service providers, and such other investment companies advised by the Company's investment adviser, as the Audit Committee may specify.

III. Meetings of the Audit Committee: The Audit Committee shall meet as often as may be required to consider the matters set forth in Article IV. In addition, the Audit Committee should meet separately at least annually with management and the independent accountants to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or of any service provider, outside counsel to the Company or to the independent directors, or representatives of the Company's independent accountants to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following responsibilities and powers:

      1.   with respect to the independent accountants,
           (i) to provide advice to the Board of Directors in selecting, evaluating or replacing the independent accountants;

           (ii) to review the fees charged by the independent accountants for the performance of audit and non-audit services to the Company;

           (iii) to ensure that the independent accountants prepare and deliver annually a Statement as to Independence (it being understood that the independent accountants are responsible for the accuracy and completeness of this Statement), to discuss with the independent accountants any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's independent accountants and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the independent accountants' independence; and

           (iv) to instruct the independent accountants that the independent accountants are ultimately accountable to the Board of Directors and Audit
                 Committee;

      2. with respect to financial reporting principles and policies and related controls and procedures,

           (i) to advise management and the independent accountants that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices;

           (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the independent accountants required by generally accepted auditing standards, as they may be modified or supplemented, including reports and communications related to:

                 --  deficiencies noted in the audit in the
                     design or operation of related controls;

                 --  consideration of fraud in a financial
                     statement audit;

                 --  detection of illegal acts;

                 -- the independent accountants' responsibility under generally accepted auditing standards;

                 --  significant accounting policies;

                 --  management judgments and accounting
                     estimates;

                 --  adjustments recorded and unadjusted
                     differences arising from the audit;

                 --  the responsibility of the independent
                     accountants for other information in
                     documents containing audited financial
                     statements;

                 --  disagreements with management;

                 --  consultation by management with other
                     independent accountants;

                 -- major issues discussed with management prior to retention of the independent accountants;

                 -- difficulties encountered with management in performing the audit; and

                 -- the independent accountant's judgments about the quality of the Company's accounting principles;

           (iii) to meet with management and/or the independent accountants:

                 -- to discuss the scope of the annual audit or any audit or review of interim financial statements;

                 --  to discuss the audited financial statements;

                 -- to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the independent accountants, relating to the Company's financial statements;

                 -- to review the opinion rendered, or the form of opinion the independent accountants propose to render, to the Board of Directors and shareholders;

                 -- to discuss allocations of expenses between the Company and other entities and, if applicable, among different series of the Company and among different classes of shares of the Company;

                 -- to discuss the Company's compliance with Subchapter M and, if applicable, Subchapter
                     L*, of the Internal Revenue Code of 1986, as amended;

                 -- to discuss the Company's compliance with Rule 2a-7** of the Investment Company Act of
                     1940, to the extent that such Rule applies to the Company;

                 --  to discuss with management and the
                     independent accountants their respective procedures to assess the representativeness of securities prices provided by external pricing services;

                 --  to discuss with independent accountants
                     their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which market quotations are not readily available, management's adherence to such procedures and the adequacy of supporting documentation;

                 --  to discuss with management and the
                     independent accountants any reports issued by independent accountants regarding the
                     Company's transfer, custody and accounting agents;

                 -- to discuss the report of the independent accountants on the Company's system of internal accounting controls required to be filed with the Company's Form N-SAR;

                 --  to discuss significant changes to the
                     Company's accounting principles, policies, controls, procedures and practices proposed or contemplated by management;

                 -- to discuss significant changes to auditing principles and to auditing policies, controls, procedures and practices contemplated by the independent accountants;

                 --  to inquire about significant risks and
                     exposures, if any, and the steps taken to monitor and minimize such risks; and

           (iv) to discuss with the Company and its legal advisors any significant legal matters that may have a material effect on the financial statements; and

      3. with respect to reporting, recommendations and other matters,

           (i) to provide advice to the Board of Directors in electing the principal accounting officer of the Company;

           (ii) to provide any report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;***

           (iii) to review this Charter at least annually and recommend any changes to the full Board of Directors; and

           (iv) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent accountants for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.
_____________________
* Subchapter L is relevant only to investment companies that sell their shares to insurance company separate accounts.

**    Rule 2a-7 applies only to money market funds.

*** Closed-end investment companies must include in their proxy statements relating to the election of directors a signed report of the Audit Committee in which the Audit Committee states whether it has (i) reviewed and discussed the audited financial statements, (ii) discussed the matters to be discussed under SAS 61 and (iii) received from and discussed with the independent accountants their Statement as to Independence. The report must also include a statement as to whether, based on these three items, the Audit Committee recommended to the Board of Directors the inclusion of the audited financial statements in the Company's annual report required by Section 30(e) of the Investment Company Act.

                        TABLE OF CONTENTS
                                                             Page

INTRODUTION                                                     1
PROPOSAL ONE ELECTION OF DIRECTORS                              2
INFORMATION AS TO THE FUND'S PRINCIPAL OFFICERS, INVESTMENT
ADVISER, SUB-ADVISER AND ADMINISTRATOR                          7
OTHER MATTERS                                                   8
SUBMISSION OF PROPOSALS FOR THE NEXT ANNUAL MEETING OF
STOCKHOLDERS                                                    9
REPORTS TO STOCKHOLDERS                                        10
EXHIBIT A                                                     A-1

                      The Spain Fund, Inc.







----------------------------------------------------------------


                              LOGO
                Alliance Capital Management L.P.

----------------------------------------------------------------

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT
August 1, 2001

                             APPENDIX 1


                        THE SPAIN FUND, INC.

   PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS
                TO BE HELD ON SEPTEMBER 13, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE FUND.

The undersigned stockholder of The Spain Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Christina Santiago and Reid Conway, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at 11:00 a.m., Eastern Time, on September 13, 2001 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at such meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF EACH OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please sign this proxy exactly as your name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If the stockholder is a corporation or another entity, the signature should be that of an authorized officer who should state his or her title.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE AND
PROMPTLY RETURN THE SIGNED PROXY IN THE ENCLOSED ENVELOPE.













                         THE SPAIN FUND

                                  Please mark votes as in this example: / X /

1.  Election of Directors.        FOR ALL                FOR ALL
                                  NOMINEES   WITHHOLD    EXCEPT
    Class Three Directors           /  /       /  /        /  /
    (term expires 2004):
      Dave H. Williams
      Inmaculada de Habsburgo
        -Lorena
      Francisco Gomez Roldan
      Juan Manuel Sainz de Vicuna

    Class One Director
    (term expires 2002):
      Luis J. Bastida

NOTE: If you do not wish your shares voted "FOR" a particular Nominee, mark the "For All Except" box and strike a line through the name(s) of such Nominee(s). Your shares will be voted for the remaining Nominee(s).

Your Board of Directors recommends a vote "FOR" the election of all Nominees.

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder(s).

Please be sure to sign, date, and return this Proxy card promptly. You may use the enclosed envelope.

Dated ____________________, 2001

                                     __________________________________
                                     (Signature of Stockholder)


                                     __________________________________
                                     (Signature of joint owner, if any)













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